                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 28, 2003


                             TTR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                   0-22055                 11-3223672
(State or other Jurisdiction of     (Commission           (IRS Employer No.)
Identification Incorporation)       File Number)

                              1091 Boston Post Road
                               Rye, New York 10580
                    (Address of Principal Executive Offices)

                                  914-921-4004
              (Registrant's Telephone Number, including Area Code)


                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

     TTR Technologies, Inc., a Delaware corporation (the "Company"), issued a press release announcing the appointment of Juan Mendes to its Board of Directors.

     Mr. Mendes is replacing former Company Board member, Michael Paolucci, who resigned from the Company's Board effective July 15, 2003.

     A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     TTR Technologies, Inc. press release issued July 24, 2003




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchanbe Act of 1934, as amended, the registrant has duly caused his report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             TTR TECHNOLOGIES, INC.

                                             By:  /s/  Daniel Stein
                                                ------------------------------


                                             Daniel Stein
                                             Chief Executive Officer



Date:  July 28, 2003



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